Fair value measurements	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair value measurements

18Fair value measurements

Financial instrument includes convertible notes and their bifurcated embedded redemption feature derivative. The carrying value of the convertible notes is RMB nil and RMB216,179 as of December 31, 2017 and 2018, respectively. The fair value measurement of the convertible notes falls into level 3 of the fair value hierarchy.

The Company measures bifurcated embedded redemption feature derivative of convertible notes at fair value on a recurring basis, which is classified within Level 3 as the fair value is measured based on risk-free interest rate, volatility, mature date, conversion price, and other factors.

The Company carries the convertible notes at face value less unamortized debt discount and issuance costs on its consolidated balance sheets, and presents the fair value for required disclosure purposes only. The Company classified the fair value of convertible notes as Level 3 within the fair value hierarchy due to the lack of observable market data and activity. For further information on the convertible notes see Note 13.

The changes in fair value of the redemption feature derivative liability during fiscal years 2017 and 2018 are shown in the following table.

	Fair value measurements
	Quoted prices in active market for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
As of December 31, 2017 in RMB	—	—	—	—
Derivative liability			20,237	20,237
Foreign currency translation adjustment			1,065	1,065
Charge to profit and loss	—	—	(21,302)	21,302
As of December 31, 2018 in RMB	—	—	—	—
As of December 31, 2018 in USD	—	—	—	—